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                                                                    EXHIBIT 99.1



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, John D. Correnti, Chief Executive Officer of Birmingham Steel Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

         The Quarterly Report on Form 10-Q for the year ended June 30, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                 /s/ John D. Correnti
                 -------------------------
                 John D. Correnti
                 Chairman of the Board and
                 Chief Executive Officer


                 Dated: October 31, 2002


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), the undersigned, J. Daniel Garrett, Chief Financial Officer of Birmingham Steel Corporation, a Delaware corporation (the "Company"), does hereby certify, to his knowledge, that:

 The Quarterly Report on Form 10-Q for the year ended June 30, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                 /s/ J. Daniel Garrett
                 -------------------------
                 J. Daniel Garrett
                 Chief Financial Officer and
                 Executive Vice President


                 Dated: October 31, 2002